Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER,

PURSUANT TO 18 U.S.C. SECTION 1350,AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Relmada Therapeutics, Inc. a Nevada corporation (the “Company”), on Form 10-K for the year ended June 30, 2019 as filed with the Securities and Exchange Commission (the “Report”), I, Chuck Ence, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Chuck Ence
Chuck Ence
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: September 24, 2019